UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement
Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

Eden Bioscience Corporation
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

Fee paid previously with preliminary materials:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

The following press release was issued by Eden Bioscience Corporation ("Eden") on April 3, 2009:

Eden Bioscience Mails Definitive Proxy

Materials for Special Meeting of Shareholders

Scheduled for May 20, 2009

Shareholders to Vote on Plan of Dissolution and Liquidation

WOODINVILLE, WA -- (Marketwire – April 03, 2009) - Eden Bioscience Corporation (NASDAQ: EDEN) today announced that it has filed with the Securities and Exchange Commission ("SEC"), and commenced mailing to shareholders, its definitive proxy statement for the special meeting of shareholders to vote for approval of the voluntary dissolution and liquidation of the Company.  The definitive proxy statement is being mailed to all Company shareholders of record as of March 23, 2009.  The special meeting of shareholders will be held at 9 a.m., Pacific time, on May 20, 2009, at the Country Inn & Suites By Carlson located at 19333 North Creek Parkway in Bothell, Washington.

On December 5, 2008, the Company announced that its Board of Directors determined, in its best business judgment after consideration of available strategic options, that it is in the best interests of the Company and its shareholders to liquidate the Company's assets and to dissolve the Company and had approved a plan of complete dissolution and liquidation of the Company (the "Plan"), subject to shareholder approval.  The Board of Directors unanimously recommends that the Company's shareholders vote for approval of the Plan.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

This press release is for informational purposes only.  It is neither a solicitation of a proxy, an offer to purchase, nor a solicitation of an offer to sell shares of Eden Bioscience Corporation.  In connection with the proposed Plan, the Company filed with the SEC a definitive proxy statement and other relevant materials.  THE COMPANY'S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PLAN.  Shareholders may obtain a free copy of the definitive proxy statement and the other relevant materials, and any other documents filed by the Company with the SEC, at the SEC's web site at http://www.sec.gov.  In addition, on April 2, 2009, the Company commenced mailing of the definitive proxy statement to shareholders of record on March 23, 2009, the record date for the special meeting.  A free copy of the definitive proxy statement and other documents filed with the SEC by the Company may also be obtained by directing a written request to: Eden Bioscience Corporation, Attn: Secretary, 14522 NE North Woodinville Way, Suite 202B, Woodinville, Washington 98072, or accessing the "About Us—Investor Information" section of the Company's website at http://www.edenbio.com.

The Company and its executive officer and directors may be deemed to be participants in the solicitation of proxies from the Company's shareholders with respect to the proposed Plan.  Information regarding their direct or indirect interests, by security holdings or otherwise, in the solicitation is included in the definitive proxy statement filed by the Company with the SEC.

CONTACT

Nathaniel T. Brown

Eden Bioscience Corporation

14522 NE North Woodinville Way, Suite 202B

Woodinville, WA 98072

425-984-2120

Fax: 425-806-7400

The following calling guide will be used by representatives of BNY Mellon Shareowner Services, Eden's proxy solicitation agent, in connection with its contacting certain beneficial owners of Eden common stock to solicit their vote.

Outbound Calling Guide

Hello, this is _____________, a proxy representative from BNY Mellon Shareowner Services calling on behalf of Eden Bioscience Corporation.  May I please speak with (Name of Shareholder)?

IF YES: Continue with script @ 1.0 once stockholder gets on phone

IF Shareholder ANSWERS PHONE: Continue with script @ 1.1

IF NO: Continue with script @ 1.15

IF ANSWERING MACHINE/VM: Continue with Answering Machine Message

1.0   Hello, this is _____________, a proxy representative from BNY Mellon Shareowner Services, calling on behalf Eden Bioscience Corporation.

 I’m calling about the Special Meeting materials recently sent to you regarding the upcoming Special Meeting of Eden Bioscience Corporation, which is being held on May 20, 2009.

I wanted to make sure you’ve received the materials regarding the meeting.  Have you received the materials as yet?

IF NO:  Continue with script @ 1.2

IF YES: Continue with script @ 1.4

1.1 Hi, (Name of Shareholder).  This is _____________, a proxy representative from BNY Mellon Shareowner Services, calling on behalf of Eden Bioscience Corporation.

I’m calling about the Special Meeting materials recently sent to you regarding the upcoming Special Meeting for Eden Bioscience Corporation, which is being held on May 20, 2009.

I wanted to make sure you’ve received the materials regarding this meeting.  Have you received the materials yet?

IF NO:  Continue with script @ 1.2

IF YES: Continue with script @ 1.4

1.15 Is there a better time I can reach (Name of Shareholder)?

IF YES:  OK, great!  I’ll make a note of that and give him/her a callback then.  Proceed to Closing.

IF NO: Proceed to Closing.

1.2 (Name of Shareholder), you should receive the materials shortly.  May I give you a callback in a few days to make sure you’ve received them? Make note for callback.

IF YES:  OK, great!  I’ll give you a call back in a few days.  Proceed to Closing.

IF NO: Continue with script @ 1.3

1.3: OK.  If you have any questions once you receive the materials, please feel free to contact BNY Mellon Shareowner Services toll free at 888-845-4020 Monday through Friday between 9 a.m. and 5:30 p.m. Eastern Time and we’ll be happy to assist you.  Proceed to Closing.

1.4: Great!  Have you had a chance to cast your vote yet?

IF NO:  Continue with script @ 1.5

IF YES: Continue with script @ 1.7

1.5:  (Name of Shareholder), for your convenience, I can easily take your vote now and it will only take a few moments. Would you like me to take your vote over the phone?

IF YES: Proceed to Verbal Voting Script

IF NO:  Continue with script @ 1.6

1.6: (Name of Shareholder), your vote is very important, so please take the time to cast your vote before the Special Meeting scheduled to take place on May 20, 2009.

Please be aware that you can cast your vote via mail, telephone, Internet or verbally with a BNY Mellon Shareowner Services proxy representative, as I mentioned.  We must receive your vote before the meeting date in order for your vote to be counted. Telephone and Internet voting is available 24 hours a day, 7 days per week.

Proceed to Closing.

1.7:  Great!  I’ll make a note of that in our system.  Proceed to Closing.

IF HOUSEHOLDING RECORD: (Name of Shareholder), I see that (Name of 2nd Stockholder) is also a stockholder.  Is (Name of 2nd Stockholder) available? Continue until all house holding records are accounted for.

IF YES: Continue with script @ 1.0 once 2nd Stockholder gets on phone.

IF NO: Continue with script @ 1.15

Closing:  Thank you for your time and have a good _________.

Answering Machine Message

Hello, this message is for (Name of Shareholder.). My name is ______________, a proxy representative from BNY Mellon Shareowner Services on behalf of Eden Bioscience Corporation.

I just wanted to make sure that you received the proxy materials recently sent to you regarding the upcoming Special Meeting of Eden Bioscience Corporation.  The meeting will take place on May 20, 2009, so it is very important for you to cast your vote as soon as possible before the meeting date. Please be aware, for your convenience, you can cast your vote via mail, telephone, Internet or verbally with a BNY Mellon Shareowner Services proxy representative.

I’m sorry I’ve missed you today.  I’ll try to reach you later, but in the meantime if you have any questions feel free to contact BNY Mellon Shareowner Services toll free at 888-845-4020 Monday through Friday between 9 a.m. and 5:30 p.m. Eastern Time.  Thank you for your time and have a good _______.

Verbal Voting

2.0 (Name of Shareholder), please be aware that this telephone line is recorded to ensure the accuracy of your vote.  Also, please be advised that you will be voting on proposals which are on the agenda of the Special Meeting of Eden Bioscience Corporation.  The meeting is being held on May 20, 2009 at 9:00 am Pacific Time at the Country Inn & Suites By Carlson, 19333 North Creek Parkway, Bothell, Washington 98011.

(Name of Shareholder), before we proceed, please confirm your full name and address for me. IF ALL THE INFORMATION PROVIDED IS CORRECT, PROCEED @ 2.1

IF THE INFORMATION PROVIDED BY SHAREHOLDER DOES NOT MATCH, PROCEED BELOW AT 2.3

2.1 Thank you. ( Name of Shareholder), do you understand the proposals set forth in the proxy materials?

IF YES: PROCEED WITH VERBAL VOTING PROCESS @ 2.1a

IF NO: RESPOND TO ANY QUESTIONS, REFERRING ONLY TO PROXY MATERIALS TO PROVIDE ANSWERS

PROCEED WITH VERBAL VOTING PROCESS @ 2.1a WHEN SHAREHOLDER RESPONDS “YES” TO ABOVE QUESTION.

IF SHAREHOLDER DOES NOT UNDERSTAND OR HAS QUESTIONS THAT CANNOT READILY BE ANSWERED WITH THE INFORMATION IN THE PROXY STATEMENT PROCEED TO 2.2

2.1a (Name of Shareholder), will you be supporting the Board’s unanimous recommendation on the proposals?

IF YES: RECORD VOTE

Thank you, (Name of Shareholder). Your vote has been recorded. A letter confirming your vote will be mailed to you within 72 hours.  Please review this confirmation letter and contact BNY Mellon Shareowner Services toll free at 888-845-4020 before the meeting date, which is May 20, 2009, 9:00 a.m. Pacific Time, if there was any error in the recording of your vote or if you would like to change your vote for any reason.  Thank you for your time and have a good _____________.

IF NO:

(Name of Shareholder), after I read each of the proposals to you, please indicate if you would like to vote “For,” “Against,” or “Abstain”.

READ THE PROPOSALS AND RECORD VOTE

Thank you, (Name of Shareholder). Your vote has been recorded. A letter confirming your vote will be mailed to you within 72 hours.  Please review this confirmation letter and contact BNY Mellon Shareowner Services toll free at 888-845-4020 before the meeting date, which is May 20, 2009, 9:00 a.m. Pacific Time, if there was any error in the recording of your vote or if you would like to change your vote for any reason.  Thank you for your time and have a good _____________.

2.2 (Name of Shareholder), your vote is very important, so please take the time to review the material further so that you can cast your vote before the Special Meeting.

I would be happy to call you back in a few days to take your vote over the phone.  Is there a good time for me to call you?  IF YES, NOTE CALLBACK TIME

Please be aware that you can also cast your vote via telephone or Internet, 24 hours a day, 7 days per week by following the instructions on your proxy card.  If you choose to vote by mail, in order for your vote to be counted, your proxy card must be received prior to the meeting, which will take place on May 20, 2009 at 9:00 a.m. Pacific Time. You may also contact BNY Mellon Shareowner Services toll free at 888-845-4020 Monday through Friday between 9 am and 5:30 pm Eastern Time to vote verbally with a proxy representative before the meeting time.  Thank you for your time and have a great __________.

2.3 (Name of Shareholder), I’m sorry, but because the information you have provided does not match our records, I will not be able to take your vote over the phone.  I suggest that you contact your broker to have your records updated.

(Name of Shareholder), your vote is important, so please remember that you can also cast your vote via telephone or Internet, 24 hours a day, 7 days a week, by following the instructions on your proxy card.  If you choose to vote by mail, in order for your vote to be counted, your proxy card must be received prior to the meeting, which will take place on May 20, 2009 at 9:00 a.m. Pacific Time. If you have any questions in the meantime, please contact a BNY Mellon Shareowner Services proxy representative toll free at 888-845-4020 Monday through Friday between 9 am and 5:30 pm Eastern Time.  Thank you for your time and have a great ___________